EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------



     We consent to the incorporation by reference in this Registration Statement of Lakeland Financial Corporation on Form S-3 of our report dated January 14, 2000 on the consolidated financial statements of Lakeland Financial Corporation appearing in the 1999 Form 10-K of Lakeland Financial Corporation and to the reference to us under the heading "Experts" in the prospectus.


                                              /s/Crowe, Chizek and Company LLP
                                              Crowe, Chizek and Company LLP

South Bend, Indiana
April 10, 2000